SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549

                            FORM 8-K

                         Current Report


             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  August 26, 2002


                                                   I.R.S. Employer
 Commission   Registrant, State of Incorporation,  Identification
 File Number      Address and Telephone Number         Number


   0-33207      GREAT PLAINS ENERGY INCORPORATED     43-1916803
                    (A Missouri Corporation)
                       1201 Walnut Street
                  Kansas City, Missouri  64106
                         (816) 556-2200

                         NOT APPLICABLE
                 (Former name or former address,
                  if changed since last report)


    1-707      KANSAS CITY POWER & LIGHT COMPANY     44-0308720
                    (A Missouri Corporation)
                       1201 Walnut Street
                  Kansas City, Missouri  64106
                         (816) 556-2200

                         NOT APPLICABLE
                 (Former name or former address,
                  if changed since last report)

Great Plains Energy Incorporated (Great Plains Energy) and Kansas City Power & Light Company (KCP&L) (the Registrants) are separately filing this combined Report on Form 8-K to reflect in historical December 31, 2001, 2000 and 1999 segment information the new reportable segments reported in the Registrants' combined Report on Form 10-Q for the period ended June 30, 2002. Information contained herein relating to an individual Registrant is filed by such registrant on its own behalf. Each Registrant makes representations only as to information relating to itself. The Registrants' combined 2001 Annual Report on Form 10-K, as amended by KCP&L on Form 10-K/A, is referred to in this filing as the "amended 2001 Annual Report".

ITEM 5.  OTHER EVENTS

During the second quarter of 2002, Great Plains Energy's management revised its corporate business strategy to focus on the following three primary business segments: (1) KCP&L, an integrated electric utility which generates, transmits and distributes electricity; (2) Strategic Energy, L.L.C., which earns a management fee on the direct delivery to retail customers under long-term contracts of wholesale power purchased under long-term contracts while operating in several deregulated electricity markets; and (3) KLT Gas Inc., which acquires and develops early stage coal bed methane properties. This revision in the corporate business strategy resulted in a change in the Registrants' internal reporting. In order to reflect this revision to the Registrants' corporate business strategy, Note 9 to the December 31, 2001, 2000 and 1999 financial statements contained in the amended 2001 Annual Report has been revised to present the Registrants' reformatted segment information.

Exhibit 99 to this Report on Form 8-K includes Great Plains Energy's and KCP&L's financial statements for the years ended December 31, 2001, 2000, and 1999 with the revised Note 9 "Segment and Related Information", as discussed above. There are no other required changes to the financial statements filed in the Exhibit 99 to this Report on Form 8-K.

Exhibit 99 to this Report on Form 8-K also includes a glossary of terms, the Reports of Independent Accountants on Great Plains Energy and Subsidiaries' and KCP&L and Subsidiaries' financial statements for the periods presented and the Independent
Auditors' Report for DTI Holdings, Inc. and subsidiaries (Debtors-in-Possession).

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

Great  Plains Energy Incorporated and Kansas City Power  &  Light
Company

Exhibit
No.
-------

   99       Consolidated Financial Statements of Great Plains
            Energy Incorporated and Kansas City Power & Light
            Company

Great Plains Energy Incorporated

Exhibit
No.
-------

23.1.a.     Consent of Independent Accountants -
            PricewaterhouseCoopers LLP

23.1.b.     Consent of Independent Accountants - Deloitte & Touche
            LLP

99.1.a.     Certification of CEO and CFO Pursuant to 18 U.S.C.
            Section 1350, As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Kansas City Power & Light Company

Exhibit
No.
-------

23.2.a.     Consent of Independent Accountants -
            PricewaterhouseCoopers LLP

99.2.b.     Certification of CEO and CFO Pursuant to 18 U.S.C.
            Section 1350, As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                       GREAT PLAINS ENERGY INCORPORATED

                       /s/Jeanie Sell Latz

                       Jeanie Sell Latz
                       Executive Vice President-Corporate
                       and Shared Services and Secretary


                       KANSAS CITY POWER & LIGHT COMPANY

                       /s/Jeanie Sell Latz

                       Jeanie Sell Latz
                       Secretary

Date:     August 26, 2002